As filed with the Securities and Exchange Commission on December 6, 2007.
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21943
Cadogan Opportunistic Alternatives Fund, LLC
(Exact name of registrant as specified in charter)
149 Fifth Avenue, 15th Floor, New York, NY 10010
(Address of principal executive offices) (Zip code)
Michael Waldron
149 Fifth Avenue, 15th Floor, New York, NY 10010
(Name and address of agent for service)
212-585-1600
Registrant’s telephone number, including area code
Date of fiscal year end: March 31
Date of reporting period: September 30, 2007

Item 1.  Report to Stockholders.

Cadogan Opportunistic
Alternatives Fund, LLC

Semi-Annual Report
September 30, 2007

Cadogan Opportunistic Alternatives Fund, LLC
Shareholder Letter
September 30, 2007

Dear Fellow Investors,

The Cadogan Opportunistic Alternatives Fund, LLC (the “Fund” or the “Company”) was launched on August 1, 2007 with the goal of preserving capital while delivering long-term equity returns (7% to 12% net annualized returns) with risk slightly higher than a medium term investment grade bond portfolio (4.5% to 7.5% annual volatility).

The concept behind the Fund was to create a focused portfolio of high conviction hedge funds that allows us to be opportunistic, focusing on smaller, more nimble managers while allowing for moderate directionality. The Fund is largely opportunistic and flexible in terms of sectors and manager styles.

We are sourcing high conviction managers within Cadogan’s core strategy universe — which include Long/Short Equity, Event Driven, Distressed and Short Equity/Credit. The manager selection process is mostly ‘bottom-up’ with a target of approximately 30 managers in the portfolio.

In terms of performance, the Fund has returned −0.5% since inception (which consists of only two months thus far). The Fund was down −1.3% in August and recovered 0.8% in September. The S&P index was up 1.5% and 3.7% while the Russell was up 2.2% and 1.9% in August and September, respectively.

The primary detractors for August were funds in the long/short equity sector. Several of the long/short managers found themselves in the same securities as quantitative managers and were affected by the massive selling by the quantitative funds. While we would expect quantitative funds to have some overlap we were surprised with the extent of the duplication.

Additionally, the managers were negatively affected by concerns over the possible credit crunch resulting from U.S. sub-prime loan problems. Despite the above, there were some positive performers. We made good returns from a healthcare fund and an energy fund and benefited from some short credit exposure. The performance in September was primarily led by a couple of funds contributing 120 bps to the performance.

Over the two months, performance drivers were relatively concentrated with 2 funds contributing 50 bps or more while 3 funds detracted 50 bps or more.

The Fund is currently about 70% gross invested across 16 funds, with 30% in cash. The cash balance has helped cushion the volatility of returns. We had made a decision to add managers slowly, so as to be able to put in great managers as we find them. We plan to be fully invested by sometime in the first quarter of 2008. Currently the portfolio consists of mostly Long/Short equity managers — split somewhat evenly between sector specialists and generalists. From a geographic perspective, we have just over a quarter of our exposure outside of the United States (split evenly among Canada, Asia and Europe). We would expect our non-U.S. exposure to rise going forward.

We thank our investors for their continued loyalty, as we strive to provide rewarding risk adjusted long-term investment returns.

Sincerely,

Michael Waldron
President

Cadogan Opportunistic Alternatives Fund, LLC
Investment Strategy Allocation
(Expressed as a Percentage of Total Long-Term Market Value)

Cadogan Opportunistic Alternatives Fund, LLC
Schedule of Investments September 30, 2007 (Unaudited)

	Shares or	Value	Frequency
	Principal	(in US	of
INVESTMENTS IN U.S. LIMITED PARTNERSHIPS — 59.39%*	Amount	Dollars)	Redemptions

Event Driven — Distressed — 14.14%*
Contrarian Capital Fund I, LP	1,600,000	1,588,119	Annually
Mast Credit Opportunities, LP	1,600,000	1,661,486	Quarterly
Matlin Patterson Distressed Opportunities Fund, LP	1,600,000	1,598,128	Semi-Annually

		4,847,733

Long Short Equity — Sector — 15.79%*
Aria Select Consumer Fund, LP	960,000	974,498	Monthly
BP Capital Energy Equity Fund II, LP	1,280,000	1,331,295	Quarterly
Sio Partners, LP	1,600,000	1,695,915	Quarterly
Vardon Continuum Fund, LP	1,600,000	1,410,242	Quarterly

		5,411,950

Dedicated Short Bias — Short Equity — 3.74%*
Arcas Fund II, LP	640,000	657,032	Quarterly
Dialectic Antithesis Partners, LP	640,000	624,023	Quarterly

		1,281,055

Long Short Equity — General — 25.72%*
Concentric European Fund (US), LLC	1,280,000	1,231,802	Quarterly
Enso Global Equities Partnership, LP	960,000	926,128	Quarterly
Epic Canadian Long Short Fund, LP	1,300,000	1,329,308	Monthly
J-K Navigator Fund, LP	1,280,000	1,145,484	Quarterly
NE Asia Value Onshore Partners, LP	1,280,000	1,254,927	Quarterly
Soundpost Capital, LP	1,600,000	1,459,935	Quarterly
Sprott Capital, LP	1,300,000	1,469,124	Monthly

		8,816,708

TOTAL INVESTMENTS IN U.S. LIMITED PARTNERSHIPS (Cost $20,520,000)		20,357,446

REPURCHASE AGREEMENTS — 36.31%*
US Bank Repurchase Agreement, 3.600%, dated 09/30/2007, due 10/01/2007, repurchase price $12,451,195[a]	12,447,461	12,447,461

TOTAL REPURCHASE AGREEMENTS (Cost $12,447,461)		12,447,461

TOTAL INVESTMENTS (Cost $32,967,461) — 95.70%*		32,804,907
Other Assets in Excess of Liabilities — 4.30%*		1,474,594

TOTAL NET ASSETS — 100.00%*		$34,279,501

*Percentages are stated as a percent of net assets.
a — Collateralized by mortgage-backed securities.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Statement of Assets & Liabilities
September 30, 2007 (Unaudited)

(in US Dollars)

Assets
Investments, at value (cost $32,967,461)	$32,804,907
Advanced subscriptions to investments	3,300,000
Interest receivable	3,734

Total Assets	36,108,641

Liabilities
Investment advisory and management fees payable	25,512
Advanced capital contributions	1,770,000
Administration fee payable	11,667
Accrued expenses and other liabilities	21,961

Total Liabilities	1,829,140

Net Assets	$34,279,501

Net Assets Consist of:
Paid in capital	$34,460,000
Accumulated net investment loss	(17,945)
Net unrealized appreciation on investments	(162,554)

Net Assets	$34,279,501

Net Asset Value, 344,857.52 shares outstanding	$99.40

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Statement of Operations
For the Period from August 1, 2007 (commencement of operations) to September 30, 2007 (Unaudited)

(in US Dollars)

Investment Income
Interest income	$99,575

Total Investment Income	99,575

Expenses
Investment advisory fees (Note 3)	55,512
Professional fees	27,500
Administration fees	11,667
Directors’ fees and expenses	6,750
Portfolio accounting fees	5,000
Registration Fees	3,925
Transfer agent fees and expenses	3,333
Tax return expense	2,500
Custody fees	1,333

Total Expenses	117,520

Net Investment Loss	(17,945)

Unrealized Loss on Investments in Limited Partnerships
Net Loss from Investments in Limited Partnerships	(162,554)

Net Decrease in Net Assets Resulting from Operations	$(180,499)

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Statement of Changes in Net Assets
For the Period from August 1, 2007 (commencement of operations) to September 30, 2007 (Unaudited)

(in US Dollars)

Change in Net Assets Resulting from Operations:
Net investment loss	$(17,945)
Net loss from investments in limited partnerships	(162,554)

Net Decrease in Net Assets Resulting from Operations	(180,499)

Change in Net Assets Resulting from Capital Transactions:
Contributions	34,460,000

Net Increase in Net Assets Resulting from Capital Transactions	34,460,000

Net Increase in Net Assets	$34,279,501

Net Assets, Beginning of Period	$0

Net Assets, End of Period (344,857.52 shares outstanding)	$34,279,501

Undistributed Net Investment Loss	$(17,945)

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Statement of Cash Flows
For the Period from August 1, 2007 (commencement of operations) to September 30, 2007 (Unaudited)

(in US Dollars)

Cash Flows from Operating Activities
Interest income received	$95,841
Purchases of limited partnerships	(20,520,000)
Purchases of repurchase agreements, net	(12,447,461)
Advance subscriptions to investments	(3,300,000)
Operating expenses paid	(58,380)

Net Cash Used in Operating Activities	(36,230,000)

Cash Flows from Financing Activities
Proceeds from capital contributions	34,460,000
Proceeds from advance capital contributions	1,770,000

Net Cash Provided by Financing Activities	36,230,000

Net Increase in Cash	—
Cash — Beginning of Period	—

Cash — End of Period	$—

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Financial Highlights
For the Period from August 1, 2007 (commencement of operations) to September 30, 2007 (Unaudited)

(in US Dollars)

Per Share Operating Performance:
Beginning net asset value	$100.00
Income from Investment Operations:
Net investment loss(1)	(0.05)
Net loss from investments in limited partnerships	(0.55)

Total Income from Investment Operations	(0.60)

Ending net asset value	$99.40

Total return(2)	(0.60)%
Supplemental Data and Ratios
Net assets, end of period	$34,279,501
Ratio of expenses to weighted average net assets(3)	2.12%
Ratio of net investment loss to weighted average net assets(3)	(0.32)%
Portfolio turnover rate(2)	0%

(1)	Calculated using average shares outstanding method.

(2)	Not annualized.

(3)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Notes to Financial Statements
September 30, 2007 (Unaudited) (expressed in US Dollars)

1.	Organization

Cadogan Opportunistic Alternatives Fund, LLC (the “Company” and/or “Fund”) is a limited liability company organized under the laws of the state of Delaware. The Company is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The investment objective of the Company is to achieve capital appreciation with moderate volatility principally through a balanced portfolio of interests in alternative investment vehicles and separately managed accounts. The Company commenced operations on August 1, 2007.

The Company was formed to principally invest in limited partnerships which invest, reinvest and trade in securities and other financial instruments.

The Company is managed by Cadogan Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

2.	Significant Accounting Policies

The Company prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Company:

A.	Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Investments in Limited Partnerships
In accordance with the terms of the Company’s Prospectus, the investments in the limited partnerships are valued at their fair value. The net asset value represents the amount the Company would have received at September 30, 2007, if it had liquidated its investments in the limited partnerships.

The Company has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective limited partnership agreements.

Certain limited partnerships incur annual management fees ranging from 1% to 2% of an investee fund’s net assets. The limited partnerships also receive performance allocations of 20% of their net profits as defined by the respective limited partnership agreements.

The limited partnerships in which the Company has investments, utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in market value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the limited partnerships’ balance sheet. In addition, the limited partnerships may sell securities not yet purchased whereby a liability is created to repurchase the security at prevailing prices. Such limited partnerships’ ultimate obligations to satisfy the sale of securities sold, not yet purchased may exceed the amount recognized on their balance sheets. However, due to the nature of the Company’s interest in the limited partnerships, such risks are limited to the Company’s invested amount in each investee. At September 30, 2007, information concerning the underlying portfolios of all of the investment vehicles was not available.

Of the investments listed on the condensed schedule of investments, all were acquired during the year and fifteen remained subject to lock-up periods, ranging from six months to one year at September 30, 2007. The amount of investments subject to lock-up amounted to $19,700,414.

C.	Investment Valuation
The Company primarily invests in private limited partnerships that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. Although procedures approved by the Board of Directors provide that the Adviser will review the valuations provided by the Portfolio Fund Managers of the Portfolio Funds, neither the Adviser nor the Board of Directors will be able to confirm independently the accuracy of valuations provided by such Portfolio Fund Managers (which are unaudited).

The Company’s valuation procedures require the Adviser to consider all relevant information available at the time the Company values its portfolio. The Adviser and/or the Board of Directors will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager of a Portfolio Fund does not represent the fair value of the Company’s interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Directors, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Company would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Company may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board of Directors.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the Portfolio Fund Manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Company calculates its month-end net asset value and net asset value per Share, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those funds’ independent registered public accountants and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to net asset value of a Portfolio Fund adversely affect the Company’s net asset value, the outstanding Shares of the Company will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value per Share higher than the adjusted amount. Conversely, any increases in the net asset value per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the adjusted amount. Shareholders purchasing Shares may be affected in a similar way, because the same principles apply to the purchase of Shares.

The procedures approved by the Board of Directors provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Company is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Company’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board of Directors, determines in good faith best reflects approximate fair value. The Board of Directors will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

D.	Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a first-in, first-out cost basis. Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in hedge fund portfolios generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each portfolio. These estimates may subsequently be revised based on information received from the portfolios after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.

E.	Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

F.	Repurchase Agreements
The Company may enter into repurchase agreements with banks, brokers and other financial institutions. Each repurchase agreement is recorded at cost, which approximates value. It is the Company’s policy that its custodian will receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each repurchase agreement.

G.	Fair Value
The fair values of the Company’s assets and liabilities which qualify as financial instruments under the Statement of Financial Accounting Standards No. 107, “Disclosures About Fair Value of Financial Instruments,” approximate the carrying amounts presented in the statement of assets and liabilities.

H.	Dividends to Shareholders
Dividends to shareholders are recorded on the ex-dividend date. The character of dividends to shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. The Company will distribute substantially all of its net investment income and all of its capital gains to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. When appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share.

I.	Expenses
The Company is charged for those expenses that are directly attributable to it, such as, but not limited to, advisory and custody fees. All general and administrative expenses are recognized on an accrual basis of accounting.

J.	Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K.	Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before the Company’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, the Company is evaluating the implications of FIN 48 and whether it will have any impact on the Company’s financial statements.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Company has recently begun to evaluate the application of the statement, and is not in a position at this time to evaluate the significance of its impact, if any, on the Company’s financial statements.

3.	Investment Transactions

For the period from August 1, 2007 to September 30, 2007, the Company purchased (at cost) and sold interests in limited partnerships (proceeds) in the amount of $20,520,000 and $0 (excluding short-term securities), respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees

The Company has entered into an Investment Advisory Agreement with Cadogan Management, LLC. Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 1% of the Company’s total monthly net assets, in exchange for the investment advisory services provided. Above and beyond this fee, the Adviser is entitled to an incentive fee equal to an annual rate of 5% of the Company’s total annual profits.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 8.5 basis points of the first $200,000,000 of the Company’s total monthly net assets, 6.5 basis points on the next $200,000,000 of the Company’s total monthly net assets and 5.5 basis points on the balance of the Company’s total monthly net assets.

U.S. Bancorp Fund Services, LLC serves as the Company’s fund accountants. The Company pays the fund accountants a monthly fee computed at an annual rate of 2.0 basis points of the first $400,000,000 of the

Company’s total monthly net assets and 1.0 basis points on the balance of the Company’s total monthly net assets.

U.S. Bancorp Fund Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Company pays the transfer agent a monthly fee computed at an annual rate of 1.5 basis points of the Company’s total monthly net assets.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 1.0 basis point on the Company’s portfolio assets.

5.	Directors and Officers

The Company’s Board of Directors has overall responsibility for monitoring and overseeing the investment program of the Company and its management and operations. A listing of the Board of Directors is on the back cover of this report. The Independent Directors are each paid an annual retainer of $15,000 and a fee per meeting of the Board of Directors of $1,250 for each regular meeting and $500 for each telephonic meeting, plus reasonable out-of-pocket expenses. Directors are reimbursed by the Company for their travel expenses related to Board meetings.

Certain officers of the Company are affiliated with the Adviser and the Administrator. Such officers receive no compensation from the Company for serving in their respective roles. The Board of Directors appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

6.	Income Taxes

The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

7.	Shareholder Transactions

No shareholder will have the right to require the Company to redeem Shares, although the Company may from time to time repurchase Shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must be received by the Company by the 25th calendar day of the second month prior to that containing the date as of which the Shares are to be repurchased. Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase Shares from shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will generally recommend to the Board that the Company offer to repurchase Shares on the last business day of each calendar quarter. Notwithstanding the foregoing, the Company will not repurchase any Shares, or any portion of them, that have been held by the tendering Shareholder for less than one year. Dividends and capital gain distributions (“Distributions”) will automatically be reinvested in additional shares of the Fund at the Company’s net asset value on the record date thereof unless a shareholder has elected to receive Distributions in cash. The minimum initial investment required is $25,000.

The Company has issued 344,857.52 shares outstanding as of September 30, 2007.

8.	Risk Factors

Because of the limitation on rights of redemption and the fact that the Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Company’s assets in Investment Vehicles that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Company is highly illiquid and involves a substantial degree of risk. Investment Vehicles are riskier than liquid securities because the Investment Vehicles may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Vehicles may cause investors to incur losses because of an inability to withdraw their investments from the Company during or following periods of negative performance. Although the Company may offer to repurchase Shares from time to time, there can be no assurance such offers will be made with any regularity. The Company invests primarily in Investment Vehicles that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Investment Vehicles may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Vehicles may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Company’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Company, risks relating to compensation arrangements and risks related to limited liquidity of the Shares. The Investment Vehicles provide for periodic redemptions ranging from daily to annually with lock-up provisions of up to one year from initial investment.

Additional Information (Unaudited)

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Board Approval of Advisory Agreement

The Investment Advisory Agreement was approved by the Board of Directors on August 16, 2006. In approving the Investment Advisory Agreement, the Board of Directors considered the terms of the Agreement, including the nature and quality of the services contemplated, the terms of the fee arrangements, and the resources and experience of the Adviser and the individuals dedicated to the Company’s investment program. In doing so, the Directors compared competitive prices for comparable investment products. Among other things, the Directors determined that the Adviser’s fees were competitive to those charged by investment advisers to similar funds and that the Company’s expected expense ratio was reasonable given the Company’s expected net asset expectations. The Directors determined that it was too early to assess the reasonableness of either the Adviser’s profit margin in respect of the Company or the sharing of economies of scale between the Adviser and the Company. The Directors also determined that the Adviser’s resources and history (including investment track record in respect of similar assets) were satisfactory. Accordingly, they concluded approving the Investment Advisory Agreement served the interests of the Company and the shareholders.

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

BOARD OF DIRECTORS
Matthew Jenal*, Chairman of the Board
Steven Krull, Independent Director
Donald Romans, Independent Director

OFFICERS
Michael Waldron*, President
Matthew Jenal*, Treasurer
Harris Bogner*, Chief Compliance Officer

INVESTMENT ADVISER
Cadogan Management, LLC
149 Fifth Avenue
Fifteenth Floor
New York, NY 10010

LEGAL COUNSEL
Shearman & Sterling, LLP
599 Lexington Avenue
New York, NY 10022

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT
REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110

*	Employed by Cadogan Management, LLC

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)	Information is presented as of September 30, 2007: Cadogan Management, LLC (“Adviser”) uses a team approach to manage the Fund. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Stuart Leaf — Chief Executive Officer, Cadogan Management, LLC Mr. Leaf has joint responsibility for investment decisions of the Company. He has been with Cadogan Management since 1995.

Paul J. Isaac — Chief Investment Officer, Cadogan Management, LLC Mr. Isaac has joint responsibility for investment decisions of the Company. He has been with Cadogan Management since 1999.

A. Michael Waldron, CFA — Director of Investments and Chief Risk Officer, Cadogan Management, LLC
Mr. Waldron has joint responsibility for investment decisions of the Company. He has been with Cadogan Management since 1997 when he was hired on as a Vice President and has since moved into his current positions.

Joel Gantcher — Director, Cadogan Management, LLC Mr. Gantcher has joint responsibility for investment decisions of the Company. He has been with Cadogan Management since 1995.
(2)	The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of September 30, 2007:

			Number of Accounts	Total Assets of
	Number of	Total Assets of	Paying a	Accounts Paying a
Name of Manager	Accounts	Accounts	Performance Fee	Performance Fee
Stuart Leaf
Registered investment companies	2	$313,850,419	1	$34,279,501
Other pooled investment vehicles	27	$4,663,183,306	26	$4,549,608,113
Other accounts	—	$—	—	$—
Paul J. Isaac
Registered investment companies	2	$313,850,419	1	$34,279,501
Other pooled investment vehicles	27	$4,663,183,306	26	$4,549,608,113
Other accounts	—	$—	—	$—
A. Michael Waldron
Registered investment companies	2	$313,850,419	1	$34,279,501
Other pooled investment vehicles	27	$4,663,183,306	26	$4,549,608,113
Other accounts	—	$—	—	$—
Joel Gantcher
Registered investment companies	2	$313,850,419	1	$34,279,501
Other pooled investment vehicles	27	$4,663,183,306	26	$4,549,608,113
Other accounts	—	$—	—	$—
Potential Material Conflicts of Interests: The Adviser and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Company has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.
The Adviser and the Company have adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

(3)	None of Messrs. Leaf, Isaac, Waldron, or Gantcher receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Messrs. Leaf, Isaac, and Waldron are full-time employees of the Adviser and receive a fixed salary for the services they provide. Each of Messrs. Leaf, Isaac, and Waldron own an equity interest in the Adviser, and each thus benefits from increases in the net income of the Adviser.
(4)	The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers as of September 30, 2007:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
Stuart Leaf	$100,001-$500,000
Paul J. Isaac	none
A. Michael Waldron	$100,001-$500,000
Joel Gantcher	none
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
			Shares (or Units)	Value) of Shares
	(a)		Purchased as Part	(or Units) that May
	Total Number of	(b)	of Publicly	Yet Be Purchased
	Shares (or Units)	Average Price Paid	Announced Plans or	Under the Plans or
Period	Purchased	per Share (or Unit)	Programs	Programs
Month #5	0	0	0	0
08/01/07-08/31/07
Month #6	0	0	0	0
09/01/07-09/31/07
Total	0	0	0	0
*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cadogan Opportunistic Alternatives Fund, LLC

By (Signature and Title)	/s/ Michael Waldron

Michael Waldron, President

Date	December 5, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Waldron

Michael Waldron, President

Date	December 5, 2007

By (Signature and Title)	/s/ Matthew Jenal

Matthew Jenal, Treasurer

Date	December 5, 2007